Right care.
Right time.
Right place.

Amedisys®

Amedisys®

Right care. Right time. Right place . Investor Presentation May 2015 EXHIBIT 99.1

Right care. Right time. Right place
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Forward-looking Statements
This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K,
copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
We intend to use our website to
expedite public access to time-critical
information regarding the Company in
advance of or in lieu of distributing a
press release or a filing with the SEC
disclosing the same information.

WASHINGTON
OREGON
CALIFORNIA
NEVADA
IDAHO
MONTANA
WYOMING
UTAH
ARIZONA
COLORADO
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MICHIGAN
INDIANA
OHIO
MISSISSIPPI
PENNSYLVANIA
NEW YORK
MAINE
NEW HAMPSHIRE
VERMONT
MASSACHUSETTS
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
WASHINGTON, D.C.
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
ALABAMA
GEORGIA
FLORIDA
ALASKA
HAWAII
PUERTO RICO

Amedisys

Right care. Right time. Right place
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Amedisys Snapshot
Founded in 1982, publicly
listed 1994
395 care centers in 34
states
13,000 employees
57,000 patients currently
on census
2014 revenue of $1.2
billion
355,000 patients seen
annually
Over 7.5 million annual
patient visits
Amedisys Home Health Care Centers (316 locations)
Amedisys Hospice Care Centers (79 locations)

Overview

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($ in millions, except per share data)
1Q14 2Q14 3Q14 4Q14 1Q15
Net Revenue
$299 $305 $300
$301 $302
Gross Margin % 41.0% 43.4% 43.3%
43.0% 43.3%
Total G&A Expenses 126 118 114
113 111
EBITDA
$5 $22 $24
$23 $26
EBITDA Margin 1.8% 7.3% 7.9%
7.6% 8.7%
EPS
($0.07) $0.25 $0.28
$0.27 $0.30
Summary Adjusted Financials – Quarterly
1

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Business Overview
Business
$ (in millions)  /
% of Revenue
Revenue per
Visit / Revenue
per Day
Gross Margin % Reimbursement Type
Home Health
Episodic $207 / 69% $160 46.1% 60-day episode of care
Non-Medicare Per Visit $35 / 11% $110 21.6% Per visit
Total Home Health $241 / 80%
Hospice $60 / 20% $147 46.4% 98% routine care; daily rate
Total $302 / 100%
Based on 1Q15 financials.  Gross margin computed by subtracting cost per visit from revenue per visit in home health and cost per day from hospice revenue per day

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Amedisys Vision

high margins
Strengthen & grow the core
Lead Industry
consolidation
Become employer of choice
Outstanding clinical outcomes
Extend the core
Simplify
Op Model
Build
Capacity
Clinical
Excellence
Organic
Growth
Adjacent
Growth
Options
Deliver superior patient outcomes using a simple, efficient, and clinically driven operating model to drive growth and lead in a consolidating industry
Leading cost structure driving

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Operating Platform Transition – HomeCare HomeBase
• AMS3 testing resulted in significant operational disruption
• Conducted third-party comparison of AMS3 to commercially available solutions
• HomeCare HomeBase presents a compelling alternative to proprietary development at lower cost
• Company-wide implementation targeted in 18-24 months
• Anticipate
$20 million in annual G&A savings
after implementation and
reduction in annual capital expenditures below $10 million
beginning in 2016

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Strategic Plan – Moving to Execution
Goals
Improved Clinical Quality
Movement to value-based reimbursement
Continued margin expansion
Operational streamlining and standardization
Maximizing efficiency of field clinicians
Leverage operational scale
Growth
Organic
Increasing capacity
Optimizing business development efforts
Inorganic / M&A
Near-term – tuck-ins
Long-term – regional expansion and adjacencies

People
Managed Care
Processes and Workflow
Business Development
Amedisys Priorities
IT Optimization
Clinical Distinction and Protocols

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Selective tuck-ins
while
platform and operating processes are
being optimized
More aggressive acquisitions
once our cost structure provides us an
advantage in the form of operating synergies
Short Term:
Tuck-in
Focus
Long Term:
Strategic
Accretive
Acquisitions
Expand our footprint strategically
Counties in CON states
Key referral partners (e.g.,
hospitals / hospital systems)
Home care / hospice alignment
Local density to enhance efficiency
(e.g., scheduling)
New geographies
Scale to leverage
investments
M&A Strategy – Short and Long-Term

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Adjusted Cash Flow
2

($ in Millions)
1Q14 2Q14 3Q14 4Q14 1Q15
Operating cash flow (4) 27 31 29 30
Changes in working capital (2) (3) (6) 11 (16)
Operating cash flow, net (6) 24 25 40 14
Capital Expenditures (6) (4) (1) (2) (2)
Required Debt Repayments (3) (3) (3) (3) (3)
Free Cash Flow (15) 17 21 34 9
($ in Millions)
LTM
Free Cash Flow 81
Required Debt Repayments 12
Other Sources 4
LTM Debt Reduction $97

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Balance Sheet
Assets ($ in MM) 12/31/14 3/31/15
Cash $8 $3
Accounts Receivable, net 99 111
Property and Equipment 137 57
Goodwill 206 206
Deferred Tax Asset 125 147
Other 95 99
Total Assets 670 623
Liabilities and Equity
Other Liabilities $155 $156
Long-Term Debt 118 100
Equity 397 367
Total Liabilities and Equity 670 623
Total Leverage Ratio 1.5x 1.1x
Days Sales Outstanding 29 32

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($ in millions)
1Q14 4Q14 1Q15
Net Revenue $237 $240 $241
Gross Margin % 39.5% 42.1% 42.6%
Key Operating Statistics
Same store Medicare revenue growth (7%) 4% 6%
Same store non-Medicare revenue growth 1% 26% 20%
Medicare recert rate 38% 37% 37%
Cost per visit $90.28 $86.29 $86.33
Home Health Segment
1

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($ in millions)
1Q14 4Q14 1Q15
Net Revenue $62 $61 $60
Gross Margin % 46.8% 46.4% 46.3%
Key Operating Statistics
Same store ADC growth
(6%) (3%) 1%
Same store admission growth
(5%) 2% 7%
Revenue per day $145.95 $147.16 $147.48
Cost per day $77.47 $78.62 $79.12
Hospice Segment
1

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Contact Information
Ronnie LaBorde
Vice Chairman and Chief Financial Officer
ronnie.laborde@amedisys.com
David Castille
Managing Director, Finance
david.castille@amedisys.com
Amedisys, Inc.
5959 S. Sherwood Forest Blvd.
Baton Rouge, LA 70816
Office: 225.292.2031

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Endnotes
1. The financial results for the three month periods ended March 31, 2014, June 30, 2014, September 30, 2014, December 31, 2014 and
March 31, 2015 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of these non-
GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Operating cash flow detailed in this schedule is adjusted for DOJ settlement payments made in 2Q14 ($115 million) and 4Q14 ($35 million).